Exhibit 10.1

FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE STOCK PURCHASE AGREEMENT, dated as of July 25, 2018 (this  “Amendment”), is entered into by and between Jernigan Capital, Inc., a Maryland corporation (the “Company”), and NexPoint Advisors, L.P. in its capacity as Buyer Representative under the Agreement (as defined below).

WHEREAS, the Company and the Buyers entered into that certain Stock Purchase Agreement (the “Agreement”), dated as of July 27, 2016, relating to the issuance and sale, from time to time, of up to $125,000,000 in shares of the Company’s Series A Preferred Stock, par value $0.01 per share, at a price of $1,000 per share; and

WHEREAS, the Company and the Buyer Representative, on behalf of the Buyers, have agreed that it is in their mutual interests to make certain amendments to the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer Representative hereby agree as follows:

1.	Unless otherwise indicated, capitalized terms used herein have the meanings assigned to them in the Agreement.

2.	Section 1(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a)The Company’s Right to Require Regular Purchases. Subject to the terms and conditions of this Agreement, on any given Business Day after the satisfaction of the conditions set forth in Sections 5 and 6 of this Agreement, through and including, the tenth Business Day (the “Final Purchase Notice Date”) preceding September 30, 2018 (September 30, 2018 being the “Final Draw Date”), the Company shall have the right, but not the obligation (other than as set forth in Section 1(b) below), to direct the Buyers by its delivery to the Buyers of a Purchase Notice from time to time, and each of the Buyers thereupon shall have the obligation, severally and not jointly, to purchase the Purchase Amount specified in the Purchase Notice (each such purchase, a “Regular Purchase”) at the Purchase Price on the Purchase Date, as specified in the Purchase Notice; however, in no event shall (i) the Purchase Amount of a Regular Purchase be (A) less than $5,000,000 or, if greater than $5,000,000, other than in integral multiples of $1,000,000, (B) more than $15,000,000 in any given calendar month, and (C) more than $35,000,000 in any three-month period, and (ii) the Purchase Date be subsequent to the Final Draw Date. The Company may deliver additional Purchase Notices for additional Regular Purchases to the Buyers from time to time so long as the most recent Regular Purchase has been completed, and, in any event, at most one-time per month.”

3.	The Buyer Representative hereby represents and warrants that it has all power and authority to execute and deliver this Amendment in accordance with Sections 10(o) and 10(s) of the Agreement.

4.	Except as otherwise provided in this Amendment, the Agreement shall remain in full force and effect. On or after the date of this Amendment, each reference in the

Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment, and this Amendment shall be deemed to be a part of the Agreement.

5.

This Amendment may be executed with counterpart signature pages or in two counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement (and all signatures need not appear on any one counterpart). In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.

The provisions of Section 10 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment, and to the Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified hereby.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date first written above.

THE COMPANY:

JERNIGAN CAPITAL, INC.

/s/ Kelly P. Luttrell
Name: Kelly P. Luttrell
Title: Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

BUYER REPRESENTATIVE:

NEXPOINT ADVISORS, L.P.

/s/ Dustin Norris
Name: Dustin Norris
Title: Secretary